Net Income Per Common Share	12 Months Ended
Dec. 31, 2011
Net Income Per Common Share [Abstract]
Net Income Per Common Share

2. NET INCOME PER COMMON SHARE

     Net income per basic common share was calculated by dividing net income by the weighted-average number of common shares outstanding. Net income per diluted common share, as calculated using the treasury stock method, reflects the potential dilutive effects of stock award grants and exercises of dilutive outstanding stock options. The computation of diluted weighted-average earnings per share does not include stock options with an option exercise price greater than the average market price because they are antidilutive and inclusion would increase earnings per share.

The following table sets forth the calculation of net income per basic and diluted weighted-average common shares outstanding:

		Years ended
		December 31,
(Dollars in millions—except per share data)	2011	2010	2009

Net income (in millions)	$136.7	$185.9	$205.5

Basic weighted-average common shares outstanding	44,876,650	46,774,277	48,932,908
Stock options	131,926	228,193	105,263
Stock awards	7,494	3,758	6,372

Diluted weighted-average common shares outstanding	45,016,070	47,006,228	49,044,543

Net income per common share:
Net income per basic common share	$3.05	$3.97	$4.20
Net income per diluted common share	3.04	3.95	4.19

Antidilutive shares not included in net income per diluted common
share calculation	1,974,242	1,150,075	1,967,483